This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                      fico

                     COUNT                 BALANCE              % OF     GROSS
                                                             BALANCE      RATE

--------------------------------------------------------------------------------
          500            3                 826,139              0.16     8.428
   501 -  510          111              16,601,997              3.13     8.673
   511 -  520          105              18,084,464              3.41     8.437
   521 -  530          140              22,758,136              4.29     8.417
   531 -  540          153              22,242,205              4.19     8.214
   541 -  550          142              21,145,932              3.99     8.031
   551 -  560          164              25,869,953              4.88     7.915
   561 -  570          129              19,455,475              3.67     7.687
   571 -  580          129              21,426,198              4.04     7.515
   581 -  590          153              24,045,073              4.53     7.576
   591 -  600          173              27,768,317              5.24     7.608
   601 -  610          161              26,160,550              4.93     7.372
   611 -  620          173              26,983,951              5.09     7.489
   621 -  630          195              32,081,596              6.05     7.185
   631 -  640          219              34,865,107              6.58     7.178
   641 -  650          234              33,545,489              6.33     7.325
   651 -  660          173              27,703,407              5.22     7.101
   661 -  670          149              23,393,569              4.41     7.244
   671 -  680          124              20,280,523              3.82     7.165
   681 -  690          107              16,695,461              3.15     6.977
   691 -  700           82              14,101,883              2.66     6.814
   701 -  710           65              12,223,262              2.31     7.040
   711 -  720           45               7,498,162              1.41     6.915
   721 -  730           46               8,261,239              1.56     6.768
   731 -  740           46               9,241,352              1.74     6.897
   741 -  750           22               3,382,692              0.64     6.840
   751 -  760           21               4,775,541              0.90     6.753
   761 -  770           20               4,137,561              0.78     6.953
   771 -  780            8               1,366,010              0.26     6.725
   781 -  790           12               2,836,342              0.53     6.244
   791 -  800            2                 466,742              0.09     6.081


                      GROSS       GROSS        GROSS     MASTER &      SCHED
                     MARGIN     LIFECAP    LIFEFLOOR     SUB SERV        REM
                                                             FEES       TERM
--------------------------------------------------------------------------------
          500         6.801      15.428        8.428        0.520        357
   501 -  510         6.448      15.451        8.646        0.520        357
   511 -  520         6.493      15.136        8.498        0.520        357
   521 -  530         6.597      15.031        8.438        0.520        354
   531 -  540         6.639      14.818        8.259        0.520        353
   541 -  550         6.534      14.617        8.033        0.520        357
   551 -  560         6.515      14.397        7.957        0.520        355
   561 -  570         6.383      14.245        7.789        0.520        350
   571 -  580         6.405      14.072        7.591        0.520        357
   581 -  590         6.099      14.055        7.478        0.520        353
   591 -  600         6.514      14.032        7.680        0.520        354
   601 -  610         6.154      13.989        7.409        0.520        353
   611 -  620         6.215      13.832        7.332        0.520        348
   621 -  630         6.074      13.685        7.151        0.520        348
   631 -  640         5.999      13.557        6.980        0.520        351
   641 -  650         6.015      13.636        7.077        0.520        346
   651 -  660         6.067      13.434        6.887        0.520        350
   661 -  670         5.985      13.734        7.018        0.520        346
   671 -  680         6.049      13.577        6.976        0.520        348
   681 -  690         5.794      13.464        6.734        0.520        345
   691 -  700         5.973      13.295        6.720        0.520        352
   701 -  710         6.086      13.530        6.937        0.520        350
   711 -  720         6.022      13.485        6.644        0.520        346
   721 -  730         5.678      13.084        6.321        0.520        344
   731 -  740         5.677      13.178        6.456        0.520        349
   741 -  750         5.703      13.134        6.357        0.520        356
   751 -  760         6.091      13.296        6.576        0.520        352
   761 -  770         5.791      13.690        6.880        0.520        345
   771 -  780         6.163      13.575        6.768        0.520        340
   781 -  790         6.225      12.859        6.279        0.520        357
   791 -  800         6.250      12.240        6.240        0.520        359


                        REM     ORIG  INITIAL    PERIODIC      MONTH
                      AMORT     TERM      CAP         CAP    TO NEXT
                                                                 ADJ
------------------------------------------------------------------------
          500           357      360    1.645       1.355         25
   501 -  510           357      360    1.977       1.269         22
   511 -  520           357      360    2.061       1.257         22
   521 -  530           356      357    2.179       1.219         22
   531 -  540           354      356    2.232       1.215         21
   541 -  550           357      360    2.233       1.179         22
   551 -  560           355      358    2.337       1.175         22
   561 -  570           350      353    2.265       1.199         22
   571 -  580           357      360    2.257       1.167         23
   581 -  590           355      356    2.202       1.191         22
   591 -  600           355      357    2.550       1.098         23
   601 -  610           355      356    2.354       1.143         23
   611 -  620           350      351    2.378       1.142         23
   621 -  630           350      351    2.488       1.086         23
   631 -  640           354      354    2.293       1.170         23
   641 -  650           352      349    2.343       1.125         23
   651 -  660           356      353    2.403       1.109         23
   661 -  670           354      349    2.318       1.113         25
   671 -  680           355      351    2.367       1.093         22
   681 -  690           354      348    2.332       1.102         23
   691 -  700           353      355    2.499       1.090         23
   701 -  710           356      354    2.492       1.065         22
   711 -  720           349      350    2.317       1.084         24
   721 -  730           354      347    2.530       1.136         24
   731 -  740           354      353    2.313       1.260         24
   741 -  750           357      359    2.545       1.106         22
   751 -  760           356      355    2.397       1.196         23
   761 -  770           356      349    2.230       1.043         24
   771 -  780           357      343    1.996       1.196         29
   781 -  790           357      360    2.366       1.277         26
   791 -  800           359      360    3.000       1.000         23


                       PROVIDED      KNOWN       AVG BALANCE       LTV>80W/MI
                            LTV      FICOS

------------------------------------------------------------------------------
          500             65.38        500           275,380             0.00
   501 -  510             73.74        505           149,568             0.00
   511 -  520             73.52        515           172,233             0.00
   521 -  530             75.62        525           162,558             0.00
   531 -  540             75.14        536           145,374             0.00
   541 -  550             75.98        546           148,915             0.00
   551 -  560             78.87        555           157,744             0.00
   561 -  570             78.85        565           150,818             1.01
   571 -  580             78.20        576           166,095             0.00
   581 -  590             80.27        586           157,157             0.00
   591 -  600             82.06        595           160,511             0.42
   601 -  610             82.89        605           162,488             2.10
   611 -  620             82.42        616           155,977             0.00
   621 -  630             84.39        626           164,521             1.60
   631 -  640             84.01        636           159,201             2.46
   641 -  650             81.75        646           143,357             2.40
   651 -  660             84.38        655           160,135             1.65
   661 -  670             84.64        665           157,004             2.48
   671 -  680             83.77        675           163,553             2.46
   681 -  690             83.72        686           156,032             2.82
   691 -  700             82.91        695           171,974             4.40
   701 -  710             82.17        705           188,050             0.00
   711 -  720             81.17        716           166,626             2.06
   721 -  730             83.24        726           179,592             3.22
   731 -  740             83.39        735           200,899             5.55
   741 -  750             82.84        745           153,759             0.00
   751 -  760             79.98        755           227,407             0.00
   761 -  770             86.17        765           206,878             0.00
   771 -  780             80.42        775           170,751            13.42
   781 -  790             79.33        784           236,362             0.00
   791 -  800             78.10        799           233,371             0.00

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